SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 10, 2004
                               ------------------

                              NOVADEL PHARMA INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE              000-23399                 22-2407152
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        (STATE OR OTHER          (COMMISSION             (IRS EMPLOYER
        JURISDICTION OF           FILE NUMBER)          IDENTIFICATION NO.)
          FORMATION)



  25 MINNEAKONING RD.               FLEMINGTON,  NJ              08822
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (908) 782-3431
                                                           --------------

          -----------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.       OTHER EVENTS.
              ------------

      On May 10, 2004, Novadel Pharma Inc., a Delaware corporation (the "Company"), announced that its common stock is expected to begin trading on the American Stock Exchange LLC ("AMEX") on Tuesday, May 11, 2004 under the symbol "NVD". In connection with the listing, the Company filed a Registration Statement on Form 8-A with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

Set forth below is a list of Exhibits included as part of this Current Report.

99    Press Release of the Company dated May 10, 2004.

ITEM 9.      REGULATION FD DISCLOSURE.
             ------------------------

     Exhibit 99 hereto sets forth a press release issued by the Company to report the acceptance for listing on the AMEX and additional information about the Company.

                                   SIGNATURES
                                   ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                              NOVADEL PHARMA INC.



                              By:  /s/ Gary A. Shangold, M.D.
                                  ---------------------------
                              Name:  Gary A. Shangold, M.D.
                              Title: President and Chief Executive
                                     Officer




Dated:  May 10, 2004